U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September  9,  2008
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
             Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
                            415-394-9000
(Registrant’s telephone number, including area code)
                             n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On September 9, 2008, we filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-153379) and a prospectus supplement to the prospectus contained in the registration statement. The prospectus supplement was filed in connection with (i) the possible issuance to and resale by selling stockholders of up to 3,322,217 shares of our common stock and (ii) the possible resale only by certain selling stockholders of up to 926 shares of our common stock.
In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr Andrews & Ingersoll, LLP, regarding the validity of the securities being registered.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
             (d) Exhibits:

Exhibit
Number	Description
5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation
(Registrant)

Date: September 9, 2008	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

  Exhibits

Exhibit
Number	Description
5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.